UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):     December 13, 2006
Forest City Enterprises, Inc.
Forest City 401(K) Employee Savings Plan & Trust

(Exact name of registrant as specified in its charter)

Ohio	1-4372	34-0863886

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Terminal Tower, 50 Public Square, Suite 1100, Cleveland, Ohio	44113

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:     216-621-6060
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.
(a) On December 13, 2006, Forest City Enterprises, Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Forest City 401 (k) Employee Savings Plan & Trust (the “Plan”). PwC remains the independent registered public accounting firm for the Company, the sponsor of the Plan. The Audit Committee of the Company approved this dismissal.
The reports of PwC on the financial statements of the Plan for the years ended December 31, 2005 and 2004 contained no adverse opinion or disclaimer of opinion, and such report was not qualified or modified as to uncertainty, audit scope, or accounting principle.
During the Plan’s fiscal years ended December 31, 2005 and 2004 and through December 13, 2006, there were no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused PwC to make reference to the subject matter of the disagreements in connection with its report on the Plan’s financial statements for such years.
In addition, the Plan had no reportable events as described in Item 304(a)(1)(v) of Regulation S-K during the fiscal years ended December 31, 2005 and 2004, and through December 13, 2006.
PwC was provided a copy of the foregoing disclosures and was requested to furnish the Plan with a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above disclosures. A copy of the letter furnished pursuant to that request is filed as Exhibit 16.1 to the Current Report on Form 8-K.
(b) On December 13, 2006, Grant Thornton, LLP (“GT”) was retained as the independent registered public accounting firm to audit the financial statements of the Plan as of and for the year ending December 31, 2006. Neither the Plan, nor anyone acting on its behalf consulted with GT during the years ended December 31, 2005 and 2004, and through December 13, 2006 regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Plan’s financial statements, or (iii) any matter that was either the subject of any disagreement or any reportable event as defined in paragraphs (a)(1)(iv) and (a)(1)(v) of Item 304 of Regulation S-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
16.1 Letter of PricewaterhouseCoopers LLP to the United States Securities and Exchange Commission dated December 19, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forest City Enterprises, Inc. Forest City 401(k) Employee Savings Plan & Trust
December 19, 2006	By:	/s/ THOMAS G. SMITH Name: THOMAS G. SMITH Title: Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit
Number		Description

16.1	-	Letter of PricewaterhouseCoopers LLP to the United States Securities and Exchange Commission dated December 19, 2006.